Inventories	12 Months Ended
Apr. 30, 2025
Classes of current inventories [abstract]
Inventories

6. Inventories

As at April 30, 2025, the Company holds 2,729,637 pounds of triuranium octoxide ("U3O8") (April 30, 2024: 2,511,271 pounds U3O8). The carrying value of $217,501 (April 30, 2024: $187,090) includes the Company's entitlement of the uranium production from the McArthur River mine for the Company's royalty in-kind.

Pursuant to an agreement between Yellow Cake plc ("Yellow Cake") and the Company, Yellow Cake granted the Company an option to acquire at market between US$2.5 million and US$10 million U3O8 per year between January 1, 2019 and January 1, 2028, up to a maximum aggregate amount of US$21.25 million worth of U3O8 as at April 30, 2025. Yellow Cake has also agreed to inform the Company of any opportunities for royalties, streams or similar interests identified by Yellow Cake with respect to uranium and the Company has an irrevocable option to elect to acquire up to 50% of any such opportunity alongside Yellow Cake, in which case the parties shall work together in good faith to pursue any such opportunities jointly. Furthermore, the Company and Yellow Cake have agreed to, so far as it is commercially reasonable to do so, cooperate to identify potential opportunities to work together on other uranium related joint participation endeavors. No purchases occurred under this arrangement during the year ended April 30, 2025.